                                                                   Exhibit 20.3

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2002-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2002-1 Supplement, dated as of January 31, 2002, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 15, 2004 and with respect to the performance of the Trust during the month of March, 2004 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2002-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2002-1 Supplement.


A.   Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000
     Original Certificate Principal Amount)

     1  The amount of the current monthly distribution in respect of
        Class A Monthly Principal                                                                      $               0.00
                                                                                                          ------------------

     2  The amount of the current monthly distribution in respect of
        Class B Monthly Principal                                                                      $               0.00
                                                                                                          ------------------

     3  The amount of the current monthly distribution in respect of
        Collateral Monthly Principal                                                                   $               0.00
                                                                                                          ------------------

     4  The amount of the current monthly distribution in respect of
        Class A Monthly Interest                                                                       $               1.06
                                                                                                          ------------------


     5  The amount of the current monthly distribution in respect of
        Class A Additional Interest                                                                    $               0.00
                                                                                                          ------------------

     6  The amount of the current monthly distribution in respect of
        Class B Monthly Interest                                                                       $               1.37
                                                                                                          ------------------


     7  The amount of the current monthly distribution in respect of
        Class B Additional Interest                                                                    $               0.00
                                                                                                          ------------------

     8  The amount of the current monthly distribution in respect of
        Collateral Minimum Monthly Interest                                                            $              1.80
                                                                                                          ------------------


     9  The amount of the current monthly distribution in respect of
        any accrued and unpaid Collateral Minimum Monthly Interest                                     $               0.00
                                                                                                          ------------------

B.   Information Regarding the Performance of the Trust

     1  Collection of Principal Receivables


        (a)  Available Principal Collections                                                           $      76,384,479.10
                                                                                                          ------------------


        (b)  Class A Investor Default Amount treated as Available Principal Collection                 $       1,711,017.82
                                                                                                          ------------------

        (c)  Class B Investor Default Amount treated as Available Principal Collection                 $         117,326.94
                                                                                                          ------------------


        (d)  Excess Spread treated as Available Principal Collection                                   $         127,104.18
                                                                                                          ------------------

     2  Principal Receivables in the Trust

        (a)  The aggregate amount of Principal Receivables in the Trust
             as of the end of the day on the last day of the related Monthly Period                    $   1,795,825,023.70
                                                                                                          ------------------

        (b)  The amount of Principal Receivables in the Trust represented by the
             Invested Amount of Series 2002-1 as of the end of the day on the last
             day of the related Monthly Period                                                         $     417,783,376.65
                                                                                                          ------------------


        (c)  The amount of Principal Receivables in the Trust represented by the
             Adjusted Invested Amount of Series 2002-1 as of the end of the day
             on the last day of the related Monthly Period                                             $     417,783,376.65
                                                                                                          ------------------


        (d)  The amount of Principal Receivables in the Trust represented by the
             Class A Invested Amount as of the end of the day on the last
             day of the related Monthly Period                                                         $     365,560,454.57
                                                                                                          ------------------


        (e)  The amount of Principal Receivables in the Trust represented by the Class A Adjusted Invested Amount as of the end of the
             day on the last day of the related Monthly Period                                         $     365,560,454.57
                                                                                                          ------------------



        (f)  The amount of Principal Receivables in the Trust represented by the
             Class B Invested Amount as of the end of the day on the last                              $      25,067,002.60
             day of the related Monthly Period                                                            ------------------



        (g)  The amount of Principal Receivables in the Trust represented by the Class B Adjusted Invested Amount as of the end of the
             day on the last day of the related Monthly Period                                         $      25,067,002.60
                                                                                                          ------------------



        (h)  The amount of Principal Receivables in the Trust represented by the
             Collateral Invested Amount as of the end of the day on the last
             day of the related Monthly Period                                                         $      27,155,919.48
                                                                                                          ------------------


        (i)  The amount of Principal Receivables in the Trust represented by the
             Collateral Adjusted Invested Amount as of the end of the day on the last
             day of the related Monthly Period                                                         $      27,155,919.48
                                                                                                          ------------------


        (j)  The Floating Allocation Percentage with respect to the
             related Monthly Period                                                                                  23.26%
                                                                                                          ------------------

        (k)  The Class A Floating Percentage with respect to the
             related Monthly Period                                                                                  87.50%
                                                                                                          ------------------

        (l)  The Class B Floating Percentage with respect to the
             related Monthly Period                                                                                   6.00%
                                                                                                          ------------------

        (m)  The Collateral Floating Percentage with respect to the
             related Monthly Period                                                                                   6.50%
                                                                                                          ------------------

        (n)  The Principal Allocation Percentage with respect to the
             related Monthly Period                                                                                  23.26%
                                                                                                          ------------------


        (o)  The Class A Principal Percentage with respect to the
             related Monthly Period                                                                                  87.50%
                                                                                                          ------------------

        (p)  The Class B Principal Percentage with respect to the
             related Monthly Period                                                                                   6.00%
                                                                                                          ------------------

        (q)  The Collateral Principal Percentage with respect to the
             related Monthly Period                                                                                   6.50%
                                                                                                          ------------------

     3  Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                       Aggregate                Percentage
                                        Account                  of Total
                                        Balance                Receivables
                                    ----------------        --------------
     (a)    30 --  59 days:          $23,719,141.39                 1.32%
     (b)    60 --  89 days:          $15,584,812.42                 0.87%
     (c)    90+ days:                $19,709,794.02                 1.10%
                                    ----------------        --------------
            Total:                   $59,013,747.83                 3.29%
                                    ================        ==============


     4  Investor Default Amount


        (a)  The Investor Default Amount for the related Monthly Period                                $       1,955,448.94
                                                                                                          ------------------

        (b)  The Class A Investor Default Amount for the related Monthly Period                        $       1,711,017.82
                                                                                                          ------------------

        (c)  The Class B Investor Default Amount for the related Monthly Period                        $         117,326.94
                                                                                                          ------------------

        (d)  The Collateral Default Amount for the related Monthly Period                              $         127,104.18
                                                                                                          ------------------

     5  Investor Charge-Offs

        (a)  The aggregate amount of Class A Investor Charge-Offs
             for the related Monthly Period                                                            $               0.00
                                                                                                          ------------------

        (b)  The aggregate amount of Class A Investor Charge-Offs set forth
             in 5(a) above per $1,000 of original certificate principal amount                         $               0.00
                                                                                                          ------------------

        (c)  The aggregate amount of Class B Investor Charge-Offs
             for the related Monthly Period                                                            $               0.00
                                                                                                          ------------------

        (d)  The aggregate amount of Class B Investor Charge-Offs
             set forth in 5(c) above per $1,000 of original certificate principal amount               $               0.00
                                                                                                          ------------------

        (e)  The aggregate amount of Collateral Charge-Offs
             for the related Monthly Period                                                            $               0.00
                                                                                                          ------------------

        (f)  The aggregate amount of Collateral Charge-Offs set forth in 5(e) above per
             $1,000 of original certificate principal amount                                           $               0.00
                                                                                                          ------------------

        (g)  The aggregate amount of Class A Investor Charge-Offs reimbursed on
             the Transfer Date immediately preceding this Distribution Date                            $               0.00
                                                                                                          ------------------

        (h) The aggregate amount of Class A Investor Charge-Offs set forth in 5(g) above per $1,000 original certificate principal amount reimbursed on the Transfer Date

             immediately preceding this Distribution Date                                              $               0.00
                                                                                                          ------------------

        (i)  The aggregate amount of Class B Investor Charge-Offs reimbursed on the
             Transfer Date immediately preceding this Distribution Date                                $               0.00
                                                                                                          ------------------

        (j)  The aggregate amount of Class B Investor Charge-Offs set forth in 5(i) above per $1,000 original certificate principal
             amount reimbursed on the Transfer Date immediately preceding this Distribution Date       $               0.00
                                                                                                          ------------------


        (k)  The aggregate amount of Collateral Charge-Offs reimbursed on the Transfer Date
             immediately preceding this Distribution Date                                              $               0.00
                                                                                                          ------------------

        (l)  The aggregate amount of Collateral Charge-Offs set
             forth in 5(k) above per $1,000 original certificate principal
             amount reimbursed on the Transfer Date immediately preceding Distribution Date            $               0.00
                                                                                                          ------------------


     6  Investor Servicing Fee

        (a)  The amount of the Class A Servicing Fee payable by the Trust
             to the Servicer for the related Monthly Period                                            $         309,895.84
                                                                                                          ------------------


        (b)  The amount of the Class B Servicing Fee payable by the Trust
             to the Servicer for the related Monthly Period                                            $          21,250.00
                                                                                                          ------------------


        (c)  The amount of the Collateral Servicing Fee payable by the Trust to the Servicer
             for the related Monthly Period                                                            $          23,020.83
                                                                                                          ------------------


        (d)  The amount of Servicer Interchange payable by the Trust to the Servicer
             for the related Monthly Period                                                            $         354,166.67
                                                                                                          ------------------

     7  Reallocations

        (a)  The amount of Reallocated Collateral Principal Collections
             with respect to this Distribution Date                                                    $               0.00
                                                                                                          ------------------

        (b)  The amount of Reallocated Class B Principal Collections
             with respect to this Distribution Date                                                    $               0.00
                                                                                                          ------------------

        (c)  The Collateral Invested Amount as of the close of business
             on this Distribution Date                                                                 $      27,625,000.00
                                                                                                          ------------------


        (d)  The Collateral Adjusted Invested Amount as of the close of
             business on this Distribution Date                                                        $      27,625,000.00
                                                                                                          ------------------


        (e)  The Class B Invested Amount as of the close of business
             on this Distribution Date                                                                 $      25,500,000.00
                                                                                                          ------------------


        (f)  The Class B Adjusted Invested Amount as of the close of business
             on this Distribution Date                                                                 $       25,500,000.00
                                                                                                           ------------------


        (g)  The Class A Invested Amount as of the close of business
             on this Distribution Date                                                                 $      371,875,000.00
                                                                                                           ------------------


        (h)  The Class A Adjusted Invested Amount as of the close of business
             on this Distribution Date                                                                 $      371,875,000.00
                                                                                                           ------------------


     8   Collection of Finance Charge Receivables

         (a) The aggregate amount of Collections of Finance Charge
             Receivables and Annual Membership Fees processed during the
             related Monthly Period which were allocated in respect of the Class A Certificates        $        4,433,854.19
                                                                                                           ------------------

         (b) The aggregate amount of Collections of Finance Charge
             Receivables and Annual Membership Fees processed during the
             related Monthly Period which were allocated in respect of the Class B Certificates        $          304,035.72
                                                                                                           ------------------

         (c) The aggregate amount of Collections of Finance Charge
             Receivables and Annual Membership Fees processed during the
             related Monthly Period which were allocated in respect of the Collateral Interest         $          329,372.03
                                                                                                           ------------------


     9   Principal Funding Account

         (a) The principal amount on deposit in the Principal Funding Account
             on the related Transfer Date                                                              $                0.00
                                                                                                           ------------------

         (b) The Accumulation Shortfall with respect to the related Monthly Period                     $                0.00
                                                                                                           ------------------

         (c) The Principal Funding Investment Proceeds deposited in the Finance Charge
             Account on the related Transfer Date to be treated as Class A Available Funds             $                0.00
                                                                                                           ------------------

         (d) The Principal Funding Investment Proceeds deposited in the Finance Charge
             Account on the related Transfer date to be treated as Class B Available Funds             $                0.00
                                                                                                           ------------------

    10   Reserve Account

         (a) The Reserve Draw Amount on the related Transfer Date                                      $                0.00
                                                                                                           ------------------

         (b) The amount of the Reserve Draw Amount deposited in the Collection
             Account on the related Transfer Date to be treated as Class A Available Funds             $                0.00
                                                                                                           ------------------

         (c) The amount of the Reserve Draw Account deposited in the Collection
             Account on the related Transfer Date to be treated as Class B Available Funds             $                0.00
                                                                                                           ------------------

         (d) The amount of any Reserve Account Surplus                                                 $                0.00
                                                                                                           ------------------

    11   Available Funds

         (a) The amount of Class A Available Funds on deposit in the
             Account Collection on the related Transfer Date                                           $          393,877.60
                                                                                                           ------------------


         (b) The amount of Class B Available Funds on deposit in the
             Account Collection on the related Transfer Date                                           $           34,913.75
                                                                                                           ------------------


         (c) The amount of Collateral Available Funds on deposit in the Collection
             Account on the related Transfer Date                                                      $           49,717.33
                                                                                                           ------------------


         (d) Available Principal Collections on deposit in the Collection Account
             on the related Transfer Date                                                              $                0.00
                                                                                                           ------------------


    12   Excess Spread and Excess Finance Charge Collections

         (a) Excess Finance Charge Collection                                                          $                0.00
                                                                                                           ------------------


         (b) Class A Available Funds
                  minus Class A Monthly Interest
                  minus Class A Servicing Fee
                  minus Class A Defaulted Amount                                                       $        2,019,062.94
                                                                                                           ------------------

             Class B Available Funds
                  minus Class B Monthly Interest
                  minus Class B Servicing Fee
                  minus Class B Defaulted Amount                                                       $          130,545.03
                                                                                                           ------------------

             Collateral Available Funds
                                                                                                       $          329,372.03
                                                                                                           ------------------

         (c) Excess Spread applied to the Class A Required Amount
             for the Monthly Period                                                                    $                0.00
                                                                                                           ------------------

         (d) Excess Spread applied to the Class A Investor Charge-Offs for the
             related Monthly Period                                                                    $                0.00
                                                                                                           ------------------

         (e) Excess Spread applied to the Class B Required
             Amount for the related Monthly Period                                                     $                0.00
                                                                                                           ------------------

         (f) Excess Spread applied to the Class B Default Amount for the related Monthly Period        $                0.00
                                                                                                           ------------------

         (g) Excess Spread applied to the Class B Invested Amount for the related Monthly Period       $                0.00
                                                                                                           ------------------


         (h) Excess Spread applied to the Collateral Minimum Monthly
             Interest for the related monthly Period and for any past due
             Collateral Minimum Monthly Interest                                                       $           49,717.33
                                                                                                           ------------------


         (i) Excess Spread applied to the Collateral Servicing Fee due to the Servicer for the related Monthly Period or for any past
             due Collateral Servicing Fees                                                             $           23,020.83
                                                                                                           ------------------



         (j) Excess Spread applied to the Collateral Default Amount as Available Principal
             Collections for the related Monthly Period                                                $          127,104.18
                                                                                                           ------------------


         (k) Excess Spread applied to the Collateral Invested Amount for the related
             Monthly Period                                                                            $                0.00
                                                                                                           ------------------

         (l) Excess Spread applied to the Reserve Account for the related Monthly Period               $                0.00
                                                                                                           ------------------

    13   Finance Charge Shortfall

         (a) Finance Charge Shortfall for Series 2002-1                                                $                0.00
                                                                                                           ------------------

         (b) Total Finance Charge Shortfall for all series in Group One                                $                0.00
                                                                                                           ------------------

    14   Base Rate

         (a) The Base Rate for the related Monthly Period                                                              2.31%
                                                                                                           ------------------

    15   Portfolio Yield

         (a) The Portfolio Yield for the related Monthly Period                                                        8.64%
                                                                                                           ------------------

         (b) The Portfolio Adjusted Yield for the related Monthly Period                                                 N/A
                                                                                                           ------------------

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 12th day of April, 2004.

                          NATIONAL CITY BANK,
                          as Seller and Servicer


                       By:          /s/ Thomas A. Chandler
                                    -----------------------------------
                            Name:   Thomas A. Chandler
                           Title:   Senior Vice President - Credit Card
                                    Finance